Walthausen Small Cap Value Fund

March 31, 2012
First Quarter

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (%)

(as of 3/31/12)

	Q1 2012	1 Yr	3Yr *	Since * Inception (2/1/08)
Walthausen Small Cap Value Fund	14.78	-0.75	39.15	14.13
Russell 2000 Value Index	11.59	-1.07	25.36	3.92

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception Date:	02/01/08
Ticker Symbol:	WSCVX
Cusip:	933310104
Net Assets	$348.4 million
NAV:	$17.08
Total Expense Ratio:	1.39%*

Investment Minimums

Regular Account..................	$2,500
Automatic Reinvestment Plan...	$2,500
IRA Account........................	$2,500

*Effective August 1, 2010, Walthausen & Co. contractually agreed to reduce its Services Agreement fee from 0.45% to 0.25% of the Fund's average daily net assets in excess of $100 million through September 30, 2013. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.38% for the Fund.

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in January, 2003, through to the time of his departure in July, 2007.

Investment Adviser:
Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:
Mutual Shareholders Services

Custodian Bank:
Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

March 31, 2012
First Quarter

Fund Characteristics

(as of 3/31/12)

	WSCVX	Russell 2000 Value
No. of Holdings	79	1339
Median Market Cap	$838.0m	$448.5m
Average Weighted Market Cap	$1,300.2m	$1,166.0m
Price-to-Book	1.6x	1.3x

Source: FactSet Research

TOP TEN HOLDINGS

(as of 3/31/12)

(% of net assets)

Lender Processing Services, Inc.	3.8
Vishay Intertechnology, Inc.	3.6
Ocwen Financial Corp.	3.2
Standex International Corp.	2.5
Primerica, Inc.	2.2
Hexcel Corp.	2.2
Altisource Portfolio Solutions, Inc.	2.1
Columbia Banking Systems, Inc	1.9
Walter Investment Management Corp.	1.7
Global Power Equipment Group, Inc.	1.7
Total % of Portfolio	24.9

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION

(as of 3/31/12)
(% of net assets)

	WSCVX	Russell 2000 Value
Financials	23.4	37.5
Industrials	19.0	14.9
Information Technology	15.7	10.8
Consumer Discretionary	14.9	12.2
Materials	10.2	5.1
Energy	6.1	4.6
Healthcare	5.8	4.9
Consumer Staples	1.8	2.9
Telecom Services	0.0	0.6
Utilities	0.0	6.4
	95.9	100.0
Net Cash*	4.1	

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (3/31/12)

Lender Processing Services, Inc. (3.8%)

Provides integrated technology and outsourced services to the mortgage lending industry in the United States.

Vishay Intertechnology, Inc. (3.6%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

Ocwen Financial Corp (3.2%)

Provides asset management and business process solutions to the financial services industry. It principally offers loan servicing, special servicing, mortgage loan due diligence, and receivables management services.

Standex International Corp. (2.5%)

Operates as a diversified manufacturer worldwide of food service equipment, air distribution, engraving, hydraulics and engineered products.

Primerica, Inc. (2.2%)

Distributes financial products to middle income households in the United States and Canada. The company operates in three segments: Term Life Insurance, Investment and Savings Products, and Corporate and Other Distributed Products.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com